Business acquisition	6 Months Ended
Dec. 31, 2021
Business acquisition

8 Business acquisition

On 13 August 2021, the Company completed the acquisition of EasyDNA’s assets and business. The purchase was settled by $3,400,625 in cash and $1,574,136 in GTG shares. Costs incurred in respect of acquisition were $116,682, these have been recognised through profit or loss for the period.

Intangible assets and goodwill arising on acquisition were valued by an independent valuer. Details of net assets acquired and of goodwill are as follows:

	Number of shares	$
Fair value of consideration transferred
Amount settled in cash		3,400,625
Amount settled in shares	209,363,400	1,574,136
Total consideration		4,974,761

Recognised amounts of identifiable net assets
Right-of-use asset		42,289
Intangible assets		720,550

Lease liability		(42,289)
Employee benefit provisions		(53,111)
Deferred tax liability		(180,137)
Identifiable net assets		487,302
Goodwill on acquisition		4,487,459

Goodwill arises on the acquisition of a business combination. Goodwill is calculated as the excess sum of:

●	the consideration transferred;
●	any non-controlling interest; and
●	the acquisition date fair value of any previously held equity interest; over the acquisition date fair value of net identifiable assets acquired.

Goodwill is not amortised. Instead, goodwill is tested annually for impairment, or more frequently if events or changes in circumstances indicate that it might be impaired, and is carried at cost less accumulated impairment losses. Impairment losses on goodwill are taken to profit or loss and are not subsequently reversed.

Genetic Technologies Limited

Notes to the condensed consolidated financial statements

31 December 2021